               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
             the Securities Exchange of Act of 1934




         Date of Report (Date of earliest event reported): June 7, 1995



                      HOGAN SYSTEMS, INC.
     (Exact name of registrant as specified in its charter)




                            Delaware
        (State or other jurisdiction of incorporation)



         0-12317                        75-1558550
 Commission File Number)       (IRS Employer Identification No.)


                5080 Spectrum Drive, Suite 400E
                      Dallas, Texas  75248
     (Address of principal executive offices and zip code)

Registrants telephone number, including area code:  (214) 386-0020


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Item 5.  Other Events

    On June 7, 1995, the Registrant announced that it has engaged the investment banking firm of Morgan Stanley and Co., Inc. as its financial
advisor for the purpose of evaluating   strategic alternatives intended to
maximize shareholder value.

    The information contained in the press release attached hereto as Exhibit
99.1 is incorporated by reference.




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Item 7.  Financial Statements and Exhibits


         99.1   Press release dated June 7, 1995.


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HOGAN SYSTEMS, INC.
(Registrant)



s/s  David R. Bankhead
- ---------------------------
David R. Bankhead
Senior Vice President and
Chief Financial Officer


DATE: June 16, 1995

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                                 EXHIBIT INDEX



  Exhibit                                               Page
  -------                                               ----
    99.l   Press release dated June 7, 1995               6


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